English Version                                                  Exhibit 10(iii)

                                 A B S T R A C T

                           COMMERCIAL RENTAL AGREEMENT

Dated:  August 29, 1997

Parties:

Mr. Wolfgang Bauer
DOB 2/4/1951
Nibler Str. 12, 82223 Eichenau, Germany
Landlord

Mr. Gerd Behrens
DOB 5/12/1937
Karl-B^hm-Str. 2, 85598 Baldham, Germany
Representing TES GmbH

Real Estate Registry Information:

Property Address:  Max-Planck-Str. 14, Landsberg a. Lech

Encumbrances: DM 890,000 owed to the Centralbodenkredit-Aktiengesellschaft in K^ln

Rental Agreement:

Mr. Bauer rents the building described above to TES GmbH.

Building Size:  Approximately 890 square meters.

The landlord does not guarantee that the premises are suitable for the technical uses proposed by TES GmbH. The Renter is responsible for obtaining any necessary governmental approvals for its use of the building. The Renter may only install heavy machinery after Landlord gives his consent.

Term:  4 years beginning January 1, 1998.

Rent: Dm 10,800 per month plus tax payable in advance by the third day of the month. The monthly rent increases by DM 300 each year. All repairs under DM 300 are the responsibility of the Renter. Renter pays all costs and expenses except Sprinkler system water charges and casualty insurance. Water and property taxes are to be paid quarterly the first payment of DM 866.00 being due on February 2, 1998.

Condition of the Premises:

Renter is obligated to maintain the property in the condition it is in at the walk through inspection that takes place when the premises are occupied by Renter.

Set Off Against Rent:

Renter may set off certain expenses incurred which are the responsibility of the Landlord only after giving written notice of the intent to set off on month prior to the date the rent is due.

English Version                                                  Exhibit 10(iii)



The rental agreement may be terminated without notice is the Renter is three months behind in paying the rent.

Use of the Premises; Subleases:

Renter agrees to use the premises for appropriate purposes. Subleases may be rejected by the Landlord.

Property Improvements/Renovations:

Construction and repair work to maintain the building are allowed. Any renovations that are not required to maintain the property must be approved by the Landlord.

Building and Premises Maintenance:

Renter is responsible for maintaining the property and notifying the Landlord of any major damage to the property. If the property is damaged further because of Renter's failure to notify Landlord, Renter shall be responsible for the additional damage.

Signage:

Renter must obtain Landlord's approval of all signage added to the property.

Security Deposit: DM 300,000 The deposit shall be secured by a security interest in the property for DM 300,000 which shall be recorded in the real estate records.

Purchase Option:

Renter has an option to purchase the property. The option may not be exercised prior to July 1, 2000 nor after December 31, 2001.

Purchase Price: DM 2,200,000 If the option is exercised after December 31, 2000, the price shall increase by DM 77,000. The DM 300,000 Security Deposit will be applied to the purchase price.

German Version                                                   Exhibit 10(iii)


                              URNr. 2 - 2776 / 1997
                              ---------------------

                               Gewerbemietvertrag
                               ------------------


Heute, den neunundzwanzigsten August neunzehnhundertsiebenundneunzig
                                29. August 1997 -

erschienen vor mir, Dr.Roman Forthauser,
Notarassessor, amtlich bestellter Vertreter von

                               Dr.Michael Bohrer,

Notar mit dem Amtssitz in Munchen, in der Geschaftsstelle in 80333 Munchen, Brienner Strafle 25:

1.       Herr Wolfgang Bauer,
geb. am 4.02.1951,
Dipl.Wirtschaftsingenieur,
Niblerstr.12, 82223 Eichenau,
ausgewiesen durch Vorlage seines deutschen Personalausweises Nr. 8178019872,

2.       Herr Gerd Behrens,
     geb. Am 12.5.1937,
     Industriekaufmann,
     Karl-Bohm-Str.2, 85598 Baldham,
     Ausgewiesen durch Vorlage seines deutschen Personalausweises
     Nr. 8006022831.

Herr Behrens gab bekannt, die nachfolgenden Erklarungen nicht eigenen namens abzugeben, sondern als alleinvertretungsberechtigter Geschaftsfuhrer inm Namen der im Handelsregister des Amtsgerichts Munchen unter HRB Nr. 99 315 eingetragenen

                                    TES-GmbH,
                         Hard- und Software-Entsorgung,
                        Umweltberatung, Vermogensanlagen,
                               Vermogensverwaltung
                            Mit dem Sitz in Baldham,
                             Gemeinde Vaterstetten,
                              Landkreis Ebersberg,
                   Anschrift: Karl-Bohm-Str. 2, 85598 Baldham.

     Hierzu   bescheinige  ich  aufgrund  Einsicht  ins   Handelsregister   beim
     Amtsgericht Munchen vom 26.08.1997, HRB NR. 99 315, dafl Herr Gerd Behrens als Geschaftsfuhrer einzeln zur Vertretung der Gesellschaft befugt ist.

Die Erschienenen gaben nachfolgend mundlich ubereinstimmende Erklarungen ab, die ich wie folgt beurkunde:

German Version                                                   Exhibit 10(iii)

                                       1.


                                 Vorbemerkungen
                                 --------------

Im Grundbuch des Amtsgerichts Landsberg am Lech von

                      Landsberg am Lech Band 170 Blatt 8614

ist eingetragen:

Gemarkung Landsberg am Lech,
Flst. Nr. 2925/161 Max-Planck-Str.14,
Burogebaude, Gebaude und Freiflache
zu 0,1700 ha.

Eigentumer:
-----------

Bauer, Wolfgang, geb. am 4.02.1951,
8031 Eichenau.

Abteilung II:
-------------

Beschrankt personliche Dienstbarkeit - bestehend in der Verpflichtung, die Grundstucke nur nach Maflgabe der BaunutzungsVO einschliefllich der dort zugelassenen Ausnahmen zu nutzen fur den Freistaat Bayern.

Abteilung III:
--------------

DM     890.000,--     Grundschuld     ohne     Brief     fur    die     Deutsche
Centralbodenkredit-Aktiengesellschaft in Koln.


                                       2.

                                    Mietraume
                                    ---------

Aus  dem  in   Ziff.1   naher   bezeichneten   Grundstuck   befindet   sich  ein
Betriebsgebaude. Herr Bauer - nachstehend als "Vermieter" bezeichnet -

                                    vermietet

hiermit samtliche sich auf dem in Ziff.1 bezeichneten Grundstuck befindlichen Gebaudlichkeiten nebst Auflenanlagen an

die TES-GmbH Hard- und Software-Entsorgung, Umweltberatung, Vermogensanlagen, Vermogensverwaltung mit dem Sitz in Baldham

o    nachstehend "der Mieter" genannt -

zum Betrieb einer Entsorgungsanlage fur Altelektronik nebst Ausbildungsinstitut. Die Grofle der Raumlichkeiten betragt ca. 890 qm.

German Version                                                  Exhibit 10(iii)

Der Vermieter leistet keine Gewahr dafur, dafl die gemieteten Raume den technischen Anforderungen des Mieters sowie den fur den besonderen Bedarf des Mieters einschlagigen behordlichen und anderen Vorschriften entsprechen. Der Mieter hat behordliche Auflagen auf eigene Kosten zu erfullen. Der Mieter darf schwere Maschinen nur in Rucksprache mit dem Vermieter aufstellen.

                                       3.

                                    Mietzeit
                                    --------

Der Mietvertrag wird auf eine Laufzeit von vier Jahren abgeschlossen. Das Mietverhaltnis beginnt mit dem 01.01.1998 - ersten Januar neunzehnhundertachtundneunzig - und endet am 31.12.2001 - einunddreifligsten Dezember zweitausendeins -.

                                       4.

                                    Mietzins
                                    --------

Der Mietzins betragt monatlich

                                  DM 10.800,--
                    - zehntausendachthundert Deutsche Mark -

zuzuglich gesetzlicher Mehrwertsteuer. Er erhoht sich ab 01.01.1999 - ersten Januar neunzehnhundertneunundneunzig - und fur die folgenden Jahre jeweils ab Januar des darauffolgenden Jahres um DM 300,-- - dreihundert Deutsche Mark - pro Monat zuzuglich gesetzlicher Mehrwertsteuer. Die Schonheitsreparaturen und Kleinreparaturen bis DM 300,-- zzgl. Mehrwertsteuer ubernimmt der Mieter.

Nebenabgaben, namlich Kosten fur Fahrstuhl, Rolltor, Gas, Treppenreinigung, Antennenanlagen, Grundsteuer, Strom, Zu- und Abwasser, Straflenreinigung, Mullabfuhr, Schornstein- und Hausreinigung und weitere offentliche Lasten sind neben dem Mietzins besonders zu zahlen und, soweit wie moglich, direkt mit den Leistungstragern abzurechnen; ansonsten vierteljahrlich.

Die Kosten fur Heizung und Warmwasser hat der Mieter allein zu tragen.

Die  Kosten  fur  Brand-,   Leitungswasser-  und  Sturmversicherung   tragt  der
Vermieter.


                                       5.

                             Zahlung des Mietzinses
                             ----------------------

Der Mietzins ist monatlich im voraus, spatestens am dritten Werktag eines jeden Monats an den Vermieter oder die von ihm zur Entgegennahme ermachtigte Person oder Stelle zu zahlen. Maflgebend ist der Eingang des Geldes.

Auf die Nebenabgaben Kaltwasser und Grundsteuer sind folgende Vorschusse zu leisten:

Vierteljahrlich, erstmals zum 15.02.19988, DM 866,--.

Der Vermieter laflt dem Mieter jeweils vor Jahresbeginn eine "Dauerrechnung" fur das bevorstehende Jahr zukommen (monatlicher Mietzins mit ausgewiesener Umsatzsteuer, Grundsteuer und Wasservorauszahlungen mit Falligkeiten und ggf. weiteren Vorauszahlungen).


                                       6.

                              Zustand der Mietraume
                              ---------------------

Die Vertragsteile werden bei bergabe der Mietsache ein bergabeprotokoll erstellen, in dem der Zustand der Mietsache festzuhalten ist. Soweit die Mietraume nebst Auflenanlagen darin als vertragsgemafl ubernommen werden, verpflichtet sich der Mieter, diesen Zustand dann zu erhalten, die Mietsache pfleglich zu behandeln und in ordnungsgemaflem Zustand zu erhalten. Der
Vermieter wird bis zum 01.01.1998 die Kosten zum laufenden Unterhalt des Verrtragsobjektes fortzufuhren und verpflichtet sich, den Zustand der Mietraume nicht mehr zu verschlechtern, als dies bei Fortsetzung der bisherigen Nutzung erwartet werden mufl.


                                       7.

                        Aufrechnung mit Gegenforderungen,
                        ---------------------------------
                            Minderung des Mietzinses


Der Mieter kann gegenuber dem Mietzins mit einer Gegenforderung nur aufrechnen oder ein Minderungs- oder Zuruckbehaltungsrecht nur ausuben, wenn er dies mindestens einen Monat vor der Falligkeit des Mietzinses dem Vermieter angekundigt hat.

Ist der Mieter trotz Zahlungsaufforderung mit mehr als drei Monatsmieten im Ruckstand, so kann der Vermieter das Mietverhaltnis fristlos kundigen. Er kann nicht mehr kundigen, wenn der Mieter noch vor der Kundigung zahlt. Die Kundigung ist unwirksam, wenn der Mieter aufrechnen, zuruckbehalten oder mindern kann und diesbezuglich nach der Kundigung eine entsprechende schriftliche Erklarung abgibt. Der Vermieter kann ferner fristlos kundigen, wenn uber das Vermogen des Mieters der Antrag auf Eroffnung des gerichtlichen Konkurs-, Insolvenz- oder Vergleichsverfahrens eroffnet wird oder der Antrag mangels Masse abgelehnt wird.


                                       8.

                    Benutzung der Mietraume, Untervermietung
                    ----------------------------------------

Der Mieter verpflichtet sich, die Mietraume und die Auflenanlagen schonend und pfleglich zu behandeln. Der Mieter darf die Mietraume nur zu den vertraglich bestimmten und nach den jeweiligen behordlichen Bestimmungen zulassigen Zwecken benutzen. Will er sie zu anderen als vertraglich vereinbarten Zwecken nutzen, so bedarf er der schriftlichen Zustimmung des Vermieters.

Der Vermieter kann einer Untervermietung widersprechen, wenn gegen den Untermieter ein wichtiger Grund vorliegt. Bei unbefugter Untervermietung kann der Vermieter verlangen, dafl der Mieter so bald wie moglich, spatestens jedoch binnen Monatsfrist das Untermietverhaltnis kundigt.

Fur den Fall der Untervermietung tritt der Mieter dem Vermieter schon jetzt die ihm gegen den Untermieter zustehenden Forderungen nebst Pfandrecht bis zur Hohe der Forderungen des Vermieters sicherungshalber ab. Der Mieter bleibt bei einer Untervermietung im Obligo.

German Version                                                   Exhibit 10(iii)


                                       9.

                     Ausbesserung und bauliche Veranderungen
                     ---------------------------------------

Der Vermieter darf Ausbesserungen und bauliche Veranderungen, die zur Erhaltung des Hauses oder der Mietsache oder zur Abwendung drohender Gefahren oder zur Beseitigung von Schaden notwendig werden, auch ohne Zustimmung des Mieters vornehmen.

Ausbesserungen und bauliche Veranderungen, die zwar nicht notwendig, aber doch zweckmaflig sind, durfen ohne Zustimmung des Mieters vorgenommen werden, wenn sie den Mieter nur unwesentlich beeintrachtigen.

Soweit der Mieter die Arbeiten dulden mufl, kann er weder den Mietzins mindern, noch ein Zuruckbehaltungsrecht ausuben, noch Schadensersatz verlangen. Diese Rechte stehen ihm jedoch zu, wenn es sich um Arbeiten handelt, die den Gebrauch der Raume zu dem vereinbarten Zweck ganz oder teilweise ausschlieflen oder erheblich beeintrachtigen.


                                       10.

                 Instandhaltung der Mietraume und Auflenanlagen
                 ----------------------------------------------

Schaden an dem Mietobjekt hat der Mieter unverzuglich dem Vermieter oder seinem Beauftragten anzuzeigen. Fur durch verspatete Anzeige verursachte weitere Schaden haftet der Mieter.

Der Mieter haftet dem Vermieter fur Schaden, die durch Verletzung der ihm obliegenden Sorgfaltspflicht schuldhaft verursacht werden, insbesondere die nach dem Bezug durch ihn, seine Arbeiter und Angestellten, Untermieter sowie die von ihm beauftragten Handwerker, Lieferanten und Kunden und dergleichen schuldhaft verursacht werden. Ferner haftet er fur Schaden, die durch fahrlassiges Umgehen mit der Wasser-, Gas- oder elektrischen Licht- und Kraftleitung, mit der Klosett- und Heizungsanlage, durch Offenstehenlassen von Turen, mangelnde Beheizung oder durch Versaumung einer vom Mieter ubernommenen, sonstigen Pflicht (Beleuchtung, etc.) entstehen. Leitungsverstopfungen hat der Mieter stets und in jedem Fall unverzuglich auf seine Kosten zu beseitigen oder beseitigen zu lassen. Der Mieter verpflichtet sich, Aufzuge und Rolltor fachmannisch warten zu lassen und alle diesbezuglichen Vorschriften einzuhalten.

Der Mieter mufl die Mietraume auf seine Kosten von Ungeziefer freihalten. Er kann sich nur darauf berufen, dafl die Mietraume bei <bernahme von Ungeziefer befallen waren, wenn er dem Vermieter unverzuglich nach der <bernahme des Mietobjektes die entsprechende Bescheinigung eines Schadlingsbekampfers vorlegt.

Glasschaden  hat  der  Mieter  zu  tragen.   Der  Mieter  tragt  Sorge  fur  das
Auflenwasser (Abstellen und Entleeren wg. Frostgefahr!). Der Mieter ist verpflichtet, die Heizung alleine zu betreiben und im ublichen Umfang standig in Betrieb zu halten. Der Mieter verpflichtet sich, jahrlich einmal und daruber hinaus bei Bedarf die Heizungsanlage auf seine Kosten zu uberprufen, warten und reparieren zu lassen. Gleiches gilt fur die Boiler zur Warmwasseraufbereitung.

Der Mieter ist verpflichtet, diejenigen Schaden zu beseitigen, fur die er einstehen mufl. Kommt er dieser Verpflicxhtung auch nach schriftlicher
Aufforderung innerhalb einer angemessenen Frist nicht nach, so kann der Vermieter die erforderlichen Arbeiten auf Kosten des Mieters von dritter Seite vornehmen lassen. Bei der Gefahr drohender Schaden oder unbekannten Aufenthalts des Mieters bedarf es der schriftlichen Mahnung und Fristsetzung nicht.

Der   Mietr   tragt  die   Verkehrssicherungspflicht.   Der   Mieter   hat  alle
erforderlichen Versicherungen abzuschlieflen.

Der    Mieter    hat    alle    ihm    obliegenden     abfallrechtlichen     und
immissionsschutzrechtlichen Vorschriften einzuhalten.


                                       11.

                Pfandrecht des Vermieters an eingebrachten Sachen
                -------------------------------------------------

Es gilt die gesetzliche Regelung.


                                       12.

                   Betreten der Mietraume durch den Vermieter
                   ------------------------------------------

Der Vermieter und/oder ein von ihm Beauftragter kann das Mietobjekt wahrend der Geschaftszeit zur Prufung seines Zustandes oder aus anderen wichtigen Grunden betreten.

Ist  das  Mietverhaltnis   gekundigt,   so  darf  der  Vermieter  und/oder  sein
Beauftragter die Raume nach Ankundigung mit dem Mietinteressenten wahrend der Geschaftszeiten betreten.

Der  Mieter  mufl  dafur  sorgen,   dafl  das  Mietobjekt  auch  wahrend  seiner
Abwesenheit jederzeit betreten werden kann.


                                       13.

                                 Werbemaflnahmen
                                 ---------------

Der Mieter kann Schilder oder sonstige Vorrichtungen nach absprache an folgenden Flachen des Hauses anbringen:

Nach Absprache.

Bei Raumung ist der Mieter zur Herstellung des alten Zustandes verpflichtet.

Der Mieter haftet fur alle Schaden, die im Zusammenhang mit diesen Vorrichtungen entstehen.

German Version                                                   Exhibit 10(iii)

                                      14.

                               Sicherheitsleistung
                               -------------------

Der Mieter hat dem Vermieter fur die Erfullung seiner Verpflichtungen Sicherheit in Hohe von

                                  DM 300.000,--

                      - dreihunderttausend Deutsche Mark -

zu leisten. Zahlung der Sicherheitsleistung ist Voraussetzung fur die berlassung an den Mieter. Die Zahlung hat zu erfolgen auf das Konto des Vermieters bei der Volksbank Furstenfeldbruck (BLZ 701 63 370), Konto-Nr. 854808 bis zum 10.09.1997, jedoch nicht vor rangrichtiger Eintragung der in Ziff.14 bestellten Sicherungshypothek. Die Hohe der Sicherheitsleistung folgt aus der teilweisen Anzahlungsfunktion bei Ausubung des Ankaufsrechts gem. Ziff. 15 dieses Vertrages.

Der Vermieter ist bei Beendigung des Mietvertrages verpflichtet, die Sicherheit an den Mieter bis auf einen Betrag in Hohe von DM 90.000,--, also DM 210.000,-- zuruckzubezahlen, soweit ihm aus dem Mietverhaltnis keine Gegenanspruche zustehen. Der Einbehalt von DM 90.000,-- stellt eine Gegenleistung dafur dar, dafl der Vermieter gem. Ziff. 15 des Vertrages nach Eintragung der Auflassungsvormerkung in seiner Verfugungsfreiheit beschrankt ist. Bei Kundigung des Mietverhaltnisses seitens des Mieters aufgrund eines wichtigen Umstandes, den der Vermieter zu vertreten hat, ist die Sicherheitsleistung jedoch in voller Hohe zuruckzubezahlen. Bei Ausubung des Ankaufsrechtes gem. Ziff. 15 dieses Vertrages gilt vorrangig die Anrechnungsvereinbarung gem. 5.1. der Anlage zu diesem Vertrag. Die Sicherheitsleistung ist mit 2% p.a. zu verzinsen. Die Zinsen stehen dem Mieter zu. Im Falle der Ausubung des Ankaufsrechts gem. Ziff. 15 dieses Vertrages und der dann vorrangigen Anrechnungsvereinbarung in Ziff. 5.1. der Anlage zu diesem Vertrag stehen die Zinsen dem Vermieter zu.

Zur Sicherung aller Anspruche des Mieters auf Ruckzahlung der Sicherheitsleistung bestellt der Vermieter dem Mieter eine Sicherungshypothek im Hochstbetrag von DM 300.000,-- an dem in Ziff.1 aufgefuhrten Grundstuck im Rang unmittelbar nach den in Ziff. 1 wiedergegebenen Belastungen in Abt. II und III des Grundbuches. Zinsen sollen nicht berucksichtigt werden.

Der Vermieter

                                   bewilligt,
die Vertragsteile

                                   beantragen

die Eintragung der Sicherungshypothek in das Grundbuch. Die Eintragung an vorerst nachstoffener Rangstelle ist zulassig und wird hiermit bewilligt und beantragt.

German Version                                                   Exhibit 10(iii)


                                       15.

                                  Ankaufsrecht
                                  ------------

Der Vermietr raumt dem Mieter ein

                                  Ankaufsrecht

an dem Vertragsgrundstuck, wie es in Ziff. 1 wiedergegeben ist in der Weise ein, dafl er ihm hiermit das Vertragsgrundstuck zu den Bedingungen anbietet, die in der vom Notar vorgelesenen Anlage zu diesem Vertrag enthalten sind. Der
Vermieter ist an das Angebot gebunden, solange der Mietvertrag besteht. Das Angebot kann fruhestens am 01.07.2000 - ersten Juli zweitausend - angenommen werden. Es mufl spatestens bis zum 31.12.2001 - einunddreifligsten Dezember zweitausendeins - angenommen werden. Danach kann es nicht mehr angenommen werden., selbst wenn das Mietverhaltnis fortbesteht. Vorher erlischt es von selbst mit Beendigung des Mietverhaltnisses. Die Annahme wird wirksam, wenn sich der Mieter in der Annahmeurkunde wegen seiner dann begrundeten Verpflichtung zur Zahlung des Kaufpreises der sofortigen Zwangsvollstreckung unterwirft. Im ubrigen ist die Annahme wirksam, wenn sie wahrend der Bindungsfrist zur Urkunde eines deutschen Notars erklart wird; des Zugangs der Annahmeerklarung an den Vermieter bedarf es zu ihrer Wirksamkeit nicht; der die Annahme beurkundende Notar soll jedoch dem Vermieter eine Ausfertigung der Annahmeurkunde ubermitteln.

Der Notar wird von beiden Vertragsteilen unwiderruflich angewisen, den Antrag auf Eintragung der Auflassungsvormerkung erst dann zu stellen, wenn ihm der Vermieter bestatigt hat, dafl er die Sicherheitsleistung gem. Ziff. 14 in Hohe von DM 300.000,-- erhalten hat. Bis dahin soll der Notar auch keine beglaubigten Abschriften oder Ausfertigungen erteilen, die Bewilligung oder Antrag Antrag bzgl. der Vormerkung enthalten. Der Vermieter ist bei erhalt der Sicherheitsleistung verpflichtet, die Bestatigung unverzuglich zu erteilen.

Sollte der Mietvertrag sowie nach Annahme der dann zustandekommende Kaufvertrag gleich aus welchem Rechtsgrunde aufgelost werden, so ist der Mieter - ohne dafl ihm ein weiteres Zuruckbehaltungsrecht zustunde - verpflichtet, die fur ihn zur Eintragung gelangende Auflassungsvormerkung unverzuglich loschen zu lassen, wenn ihm fur seine Anspruche Sicherheit in Form einer ausreichenden Bankburgschaft gestellt wird.

                                       16.

                             Beendigung der Mietzeit
                             -----------------------

Die Mietraume sind bei Beendigung der Mietzeit besenrein und mit samtlichen - auch vom Vermieter gefertigten - Schlusseln zuruckzugeben. Der ubernommene Zustand ist wieder herbeizufuhren.

Einrichtungen, mit denen der Mieter die Raume versehen hat, kann er wegnehmen. Der Vermieter kann aber vberlangen, dafl die Sachen in den Raumen zuruckgelassen werden, wenn er denjenigen Betrag an den Mieter zahlt, der zur Herstellung einer neuen Einrichtung erforderlich ware, abzuglich eines angemessenen Abschlags fur die inzwischen eingetretene Abnutzung. Dem Vermieter steht das Recht auf die Einrichtung nicht zu, wenn der Mieter ein berechtigtes Interesse daran hat, diese mitzunehmen.

German Version                                                   Exhibit 10(iii)


                                       17.

                       Vorzeitige Beendigung der Mietzeit
                       ----------------------------------


Endet das Mietverhaltnis durch fristlose Kundigung des Vermieters (vertragswidriger Gebrauch der Raume, Mietruckstand, etc.), so haftet der Mieter fur den Schaden, den der Vermieter dadurch erleidet, dafl das Objekt nach dem Auszug des Mieters eine zeitlang leersteht oder billiger vermietet werden mufl. Die Haftung dauert bis zum Ende der vereinbarten Mietzeit. Sie besteht nicht, wenn der Vermieter sich um einen Ersatzmieter nicht genugend bemuht hat.


                                       18.

                             Kosten und Abschriften
                             ----------------------


Die Kosten der Errichtung, der Abschriften und des Vollzugs dieser Urkunde tragt zu zwei Drittel der Mieter, zu einem Drittel der Vermieter.

Die  Kosten  fur  die  Annahme  des  Kaufangebotes,  die  Kosten  erforderlicher
Genehmigungen Dritter, die Kosten der Auflassung sowie die anfallende Grunderwerbssteuer tragt der Mieter. Soweit der Vermieter nach Annahme des Kaufangebotes zur Lastenbefreiung verpflichtet ist, tragt er die hierfur anfallenden Kosten.

Von dieser Urkunde sollen Abschriften erhalten

der Vermieter,
der Mieter,
das   Amtsgericht   Landsberg  am  Lech  -  Grundbuchamt   -,  das  Finanzamt  -
Grunderwerbssteuerstelle -.


                                       19.

Sollte eine Bestimmung dieses Vertrages unwirksam sein, so bleibt der Vertrag im ubrigen wirksam.


NDie Niederschrift wurde vom Notarverteter vorgelesen, von den Beteiligten genehmigt und eigenhandig unterschrieben." (Stempel)

drei Unterschriften

--------------------------------------------------------------------------------

German Version                                                   Exhibit 10(iii)



                                     Anlage
                                     ------


                                   Kaufvertrag



                                       1.

                                 Vorbemerkungen

Im Grundbuch des Amtsgerichts Landsberg am Lech von

                      Landsberg am Lech Band 170 Blatt 8614

ist eingetragen:

Gemarkung Landsberg am Lech,
Flst.Nr. 2925/161 Max Planck Str. 14, Burogebaude, Gebaude und Freiflache zu 0,1700 ha.

Eigentumer:
-----------
Bauer, Wolfgang, geb. 04.02.1951.
8031 Eichenau.

Abteilung II:
-------------
Beschrankt personliche Dienstbarkeit - bestehend in der Verpflichtung, die Grundstucke nur nach Maflgabe der BaunutzungsVO einschliefllich der dort zugelassenen Ausnahmen zu nutzen fur den Freistaat Bayern.

Abteilung III:
--------------
DM     890.000,--     Grundschuld     ohne     Brief     fur    die     Deutsche
Centralbodenkredit-Aktiengesellschaft in Koln,

ferner wird gem. Ziff.14 des Mietvertrages eine Sicherungshochstbetragshypothek fur die TES-GmbH, Hard- und Software-Entsorgung, Umweltberatung, Vermogensanlagen, Vermogensverwaltung mit dem Sitz in Baldham in Hohe von DM 300.000,-- eingetragen sein.

Die Beteiligten stimmen der Loschung der Grundschuld uber DM 890.000,-- fur die Deutsche Centralbodenkredit-Aktiengesellschaft in Koln, mit Vollzugsantrag zu.


                                       2.

                                     Verkauf
                                     -------

2.1.     Herr Wolfgang Bauer,
o    nachstehend Nder Verkaufer" genannt -

     verkauft

     an die Firma TES-GmbH, Hard- und Software-Entsorgung, Umweltberatung, Vermogensanlagen, Vermogensverwaltung mit dem Sitz in Baldham - nachstehend Nder Kaufer" genannt -

German Version                                                   Exhibit 10(iii)


     das   in   Abschn.    1   naher    bezeichnete    Grundstuck    mit   allen
     Bestandteilen,insbesondere  mit  den  auf  ihm  befindlichen  Gebauden  und
     Zubehor.

2.2. Der Eigenbesitz ist Zug um Zug gegen vollstandige Zahlung des Kaufpreises zu ubergeben. Die Gefahr eines zufalligen Untergangs und einer zufalligen Verschlechterung des Vertragsgegenstandes geht sofort auf den Kaufer uber; der Verkaufer tritt jedoch dem Kaufer alle versicherungs- und Schadensersatzanspruche, die er wegen solcher Ereignisse gegen Dritte haben konnte, ab und versichert hierzu, dafl insbesondere die Brandversicherung zum hochstmoglichen Versicherungswert besteht und aufrechterhalten wird. Die Nutzungen gebuhren dem Kaufer vom Zeitpunkt des Besitzuberganges an. Vom gleichen Zeitpunkt an hat er die laufenden Grundstuckslasten, die Pramien fur die weiterlaufenden Versicherungen, die Verkehrssicherungspflicht und die offentlichrechtlichen Reinigungspflichten zu tragen. Laufende Grundstuckslasten, die bei Besitzubergang ruckstandig sein sollten, hat der Verkaufer unverzuglich wegzufertigen.

2.3. Fur die Verteilung von Erschlieflungskosten im Sinnn des Baugesetzbuches sowie von Beitragen fur Investitionsaufwand und Grundstucksanschlusse im Sinne des bazerischen Kommunalabgabengesetzes ist ohne Rucksicxht darauf, wem die Beitragsbescheide zugestellt werden, der gegenwartige Erschlieflungszustand maflgebend. Der Verk aufer tragt die bereits beitrags- oder teilbeitragsfahig angefallenen Herstellungskosten fur vorhandene oder im Bau befindliche Erschlieflungsanlagen, soweit sie bei weitestgehender Ausnutzung der Moglichkeiten der Kostenspaltung auf den Vertragsgegenstand entfallen; er tragt weiter schon angefallene oder kunftig noch anfallende Aufwendungen zum Grunderwerb fur diese Anlagen. Daruberhinaus anfallende Kosten fallen dem Kaufer zur Last. Bei Vorausleistungen, die der Verkaufer erbracht haben sollte, hat es aber sein Bewenden.

2.4. Der Kaufer duldet auch das Fortbestehen der in Abschn. 1 naher bezeichneten, in Abt. II des Grundbuches eingetragenen Belastungen sowie der in Ziff.1 naher bezeichneten Sicherungshzpothek uber DM 300.000,--. Der Verkaufer ist nicht verpflichtet, sie zu beseitigen. Der Kaufer ist Mieter des Vertragsobjekts. Die Vertragsparteien sind sich einig, dafl das Mietverhaltnis zwischen ihnen mit Besitzubergang endet. Im ubrigen gewahrleistet der Verkaufer, dafl das Eigentum frei von im Grundbuch eingetragenen Belastungen und frei von Miet- und Pachtverhaltnissen und sonstigen gegen den Kaufer fortgeltenden Besitzrechten auf diesen ubergeht.

2.5. Im ubrigen ubernimmt der Verkaufer Gewahrleistung weder fur Rechts- noch fur Sachmangel. Insbesondere ubernimmt er keine Gewahrleistung dafur, dafl irgendwelche weiteren Baumaflnahmen oder eine fnderung der bisherigen Grundstucksnutzung zulassig sind. Der Verkaufer erklart jedoch:
a)   vom Bestehen altrechtlicher Dienstbarkeiten ist ihm nichts bekannt,
a) ihm ist nichts davon bekannt, dafl es sich bei den auflerlich erkennbaren Grundstucksgrenzen nicht auch um die Katastergrenzen handeln oder dafl die Grundstucksgrofle von der im Grundbuch angegebenen Grofle abweichen wurde,
a) ihm ist nichtrs davon bekannt, dafl die gegenwartige Grundstucksnutzung nach offentlichem Recht nicht zulassig ware oder dafl dem Bestand der mitverkauften Bauwerke offentlich-rechtliche Vorschriften entgegenstehen.

German Version                                                   Exhibit 10(iii)


                                       4.

                                   Auflassung
                                   ----------

4.1. Zur Auflassung ist der Verkaufer erst verpflichtet, wenn der Kaufpreis vollstandig bezahlt ist und dem Notar die Unbedenklichkeitsbescheinigung des Finanzamtes vorliegt, die ausweist, dafl der Eintragung des Eigentumsubergangs grunderwerbsteuerliche Bedenken nicht entgegenstehen.


                                       5.

                                    Kaufpreis
                                    ---------

5.1. Der Kaufpreis betragt DM 2.200.000,-- - zwei Millionen zweihunderttausend Deutsche Mark-.

Wird das Ankaufsrecht erst nach dem 31.12.2000 ausgeubt, so erhoht sich der Kaufpreis um DM 77.000,--. Der Kaufer kann und wird nicht fur die Umsatzsteuer optieren.
Hierauf sind anzurechnen die vom Kaufer geleistete Sicherheitsleistung in Hohe von DM 300.000 - dreihunderttausend Deutsche Mark-, soweit dem Vermieter keine Zuruckbehaltungsrechte aus dem Mietverhaltnis zustehen, sowie die bis zum Besitzubergang geleisteten halftigen Mietzinszahlungen ohne Berucksicxhtigung der Mehrwertsteuer und Nebenkosten, jedoch nur soweit sie zum Zeitpunkt des Besitzuberganges auch tasachlich geleistet worden sind.

5.2. Der Kaufpreis wird zur Zahlung fallig, sobald die nachgenannten Voraussetzungen eingetreten sind, der die Annahme beurkundende Notar dies dem
Kaufer - sei es auch unverbindlich - mitgeteilt hat und seit Absendung der Mitteilung drei Wochen vergangen sind. Er mufl innerhalb der Frist beim Verkaufer eingehen; bis zur Falligkeit ist er nicht zu verzinsen.
     a) Die in Ziff. 15 des Mietvertrages zur Eintragung bewilligte Auflassungsvormerkung mufl im Rang unmittelbar hinter der in Ziff.1 naher bezeichneten Belastungen eingetragen sein: auf Veranlassung des Kaufers eingetragene Belastungen storen nicht;
     b) Es mufl eine Erklarung der Gemeinde vorliegen, wonach dieser gesetzliche Vorkaufsrechte nach dem Baugesetzbuch und dem dazu erlassenen Maflnahmegesetz nicht zustehen oder sie solche Vorkaufsrechte aus Anlafl dieses Vorkaufes nicht ausubt.
     c) Fur alle der Vormerkung im Range vorgehenden Belastungen mussen, soweit sie nicht nach Maflgabe dieses Vertrages bestehen bleiben durfen, zum Grundbuchvollzug geeignete Loschungsunterlagen vorliegen. Ddie Loschungsunterlagen durfen dem Notar unter der Auflage zur Verfugung gestellt worden sein, sie nur zu verwenden, wenn Zahlungen an die Glaubiger geleistet werden, die allerdings insgesamt eine Hohe von DM 1.200.000,-- nicht ubersteigen durfen. Ist dem notar eine solche Auflage gemacht worden, so hat der Kaufer - wenn die ubrigen Falligkeitsvoraussetzungen vorliegen - diese Betrage zu Lasten des Kaufpreises an die Grundpfandrechtsglaubiger zu zahlen.

5.3.  Im  Falle  des  Zahlungsverzuges  tritt  an die  Stelle  des  gesetzlichen
Zinssatzes ein Zins von 4 - vier - Prozentpunkten uber dem jeweiligen Diskontsatz der Deutschen Bundesbank.

5.4. Wegen seiner Verpflichtung zur Zahlung des Kaufpreises in Hohe von DM 2.200.000,-- unterwirft sich der Kaufer der sofortigen Zwangsvollstreckung aus dieser Urkunde mit der Maflgabe, dafl die Zwangsvollstreckung erst nach Falligkeit stattfinden darf. Falls dem Notar zur Falligkeit notige Loschungsbewilligungen nur unter der Auflage vorliegen, Zahlungen an Glaubiger zu leisten, darf die Zwangsvollstreckung nur mit dem Ziel der Zahlung an den Notar stattfinden; der Notar hat dann die Auflagen aus dem beigetriebenen Betrag zu erfullen und den Rest an den Verkaufer auszuzahlen.

German Version                                                   Exhibit 10(iii)


                                       6.

                            Mitwirkung bei Belastung
                            ------------------------

Falls der Kaufer einen Teil des Kaufpreises mit Darlehen finanzieren will, welche durch Hypotheken oder Grundschulden zu sichern sind, verpflichtet sich der Verkaufer, vor Eigentumsubertragung bei der Bestellung solcher Hzpotheken und Grundschulden insoweit mitzuwirken, als es zu ihrer Entstehung und zur dinglichen Zwangsvollstreckungsunterwerfung erforderlich ist. Der Verkaufer ubernimmt jedoch keine personliche Haftung und keine Kosten. Solange der Kaufpreis nicht vollstandig bezahlt ist, kann der Verka ufer seine Mitrwirkung davon abhangig machen, dafl sichergestellt ist, dafl die Grundpfandrechte nur zur Sicherung der Kaufpreiszahlung verwendet werden.


                                       7.

                           Gesetzliche Vorkaufsrechte
                           --------------------------

Die Vertragsteile

                                   ermachtigen

den Notar, eine Erklarung der Gemeinde wegen der gesetzlichen Vorkaufsrechte nach dem Baugesetzbuch und dem dazu erlassenen Maflnahmengesetz herbeizufuhren, der Gemeinde gegebenenfalls den Abschlufl dieses Vertrages durch bersendung einer beglaubigten Abschrift dieser Urkunde anzuzeigen und Erklarungen der Gemeinde zum Vorkaufsrecht entgegenzunehmen.


                                       8.

                                     Kosten
                                     ------

Der Notar hat die Beteiligten uber die Bedeutung der Unbedenklichkeitsbescheinigung belehrt. Die Beteiligten befreien die Finanzbehurden in Ansehung des Verfahrens zur Veranlagung der Grunderwerbssteuer von der Pflicht, dem Notar gegenuber das Steuergeheimnis zu wahren. Der Notar hat darauf hingewiesen, dafl die Beteiligten ungeachtet der getroffenen Vereinbarungen nach auflen hin fur Kosten und in der Regel auch fur die Grunderwerbssteuer als Gesamtschuldner haften.


                         URNr.       2 2856       /1997

                                 N a c h t r a g
                                 ---------------

                   zu Urkunde des Notars Dr. Michael. Bohrer,
                  Munchen, vom 29.08.1997, URNr. 2 - 2776/1997

Heute, den funften September
neunzehnhundertsiebenundneunzig
                               05. September 1997
erschienen vor mir, Dr. Roman Forthauser, Notar-assessor, amtlich besteller Vertreter von

German Version                                                   Exhibit 10(iii)

                               Dr. Michael Bohrer

Notar mit dem Amtssitz in Munchen, in der Geschaftsstelle in 80333 Munchen, Brienner Strafle 25:

1.       Herr Wolfgang B a u e r
         geb. am 04.02.1951,
         Dipl.-Wirtschaftsingenienr,
         Niblerstr.. 12, 82223 Eichenau,
         personlich bekannt,

- nachfolgend "Vermieter" genannt -

2.       Herr Gerd B e h r e n s
         geb. am 12.05.1937,
         Industriekaufmann,
         Karl-9Z3hm-Str. .2" 85590 Baldham,
         personlich bekannt.

Herr Behrens ~gab bekannt, die.nactifolgenden Erklarungen nicht sondern als alleinvertretungsberechtigter Geschaftsfuhrer im Namen der im Handelsregister des Amtsgerichts Munchen unter HRB Nr.99315 eingetragenen

                                    TES-GmbH
                          Hard- und Software-Entsorgung
                        Umweltberatung, Vermogensanlagen,
                               Vermogensverwaltung
                            mit dem Sitz in Baldham,
                             Gemeinde Vaterstetten,
                               Landkreis Ebsberg,
                   Anschrift: Karl-Bohm-Str. 2, 85598 Baldham,

nachfolgend "Mieter" genannt-.

Hierzu bescheinige ich aufgrund:Einsicht in das Handelsregister beim Amtsgericht
Munchen  vom   26.08.1997,   HRB  Nr.  99  315,  dafl,  Herr  Gerd  Behrens  als
Geschaftsfuhrer einseln zur Vertretung der Gesellschaftbefugt ist.

Die Erschienenen gaben nachfolgend mundlich ubereinstimmende Erklarungen ab, die ich wie folgt, beurkunde:

                                       1.
                                 Vorbemerkungen
                                 --------------

Mit Urkunde des Notars Dr. Michael,  Bohrer, Munchen, vom 29.08.1997,  URNr. 2 -
2776/1997  haben  die  Vertragsteile   einen   Mietvertrag  mit   Ankaufsoptioni
geschlossen - nachfolgend "Vorurkunde", genannt -

Die Vorurkunde lag heute in Urschrift auf. Die Beteiligten kennen ihren Inhalt, verzichten auf neuerliches Vorlesen und Beifugen zu dieser Urkunde; hierauf wird verwiesen.

                                       2.
                                    Nachtrag
                                    --------

Unter  Ziff.  14  der   Vorurkunde   wurde  dem  Mieter  zur   Absicherung   von
Ruckzahlungs-anspruchen eine Sicherunghypotek im Hochstbetrag von DM 300.000,-- bestellt.

German Version                                                   Exhibit 10(iii)

Die Vertragsparteien sind daruber

                                    e i n i g

dafl diese Hochstbetragshypothek der Sache nach eine einf ache Sicherungshypothgk ist. Die Hypothek dient Absicherung des in Ziff. 14 der Vorurkunde naher bezeichneten Ruckzahlungsanspruchs in Hohe von DM 300.000,--, der zwar sowohl der Hohe als auch des Grundes nach bedingt, gleichwohl aber bestimmt ist.

Statt der in Ziff. 14 der Vorurkunde bezeichneten Hochstbetrageshypotek bestellt daher der Vermieter der Mieter eine Sicherungshypothek in Hohe von DM 300.000.-- zur Absicherung des in Ziff. 14 der Vorurkunde naher bezeichneten Ruckzahlungsanspruches an dem in Ziff. 1 der vorurkunde naher bezeiehneten Grundbesitz sitz im Rang unmittelbar nach den in Ziff. 1 der Vorurkunde wiedergegebenen Belastungen in Abt. II und III des Grundbuchs.

Der Vermieter
                               b e w i l l i g t,

die Vertragstelle

                               b e a n t r a g e n

die Eintragung dieser Sicherungshypothek in das Grundbuch. Eintragung an zunachst nachstoffener Rangstelle ist zulassig und wird hiermit bewilligt und beantragt.

Die Vertrageteile sind sich daruber einig, dafl der der Sicherungshypothek zugrunde-liegende Ruckzahlungsanspruch nicht abtretbar ist.

                                       3.
                                  Rangrucktritt
                                  -------------

Gemafl Ziff. 15 der Vorurkunde wird fur den Mieter eine Auflassungsvormerkung an dem in Ziff. 1. der. Vorurkunde naher bezeichneten Grundbesitz zur Eintragung gelangen. Der Mieter tritt mit seiner vorbestellten Sicherungshypotek im Rang hinter die zu seinen Gunsten zur Eintragung gelangende Auflassungsvormerkung zuruck und bewilligt und beantragt


die Eintragung des Rangrucktritts im Grundbuch.

Der Vermieter als derzeitiger Eigentumer stimmt dem Rangrucktritt zu.

                                       4.
                              Bezug zur Vorurkunde
                              --------------------

Im ubrigen verbleibt es bei den Bestimmungen der Vorurkunde.

                                       5.
                                   Abschriften
                                   -----------

Abschriften dieser Urkunde erhalten

der Vermieter,
der Mieter,
das Amtsgericht Landsberg a. Lech - Grundbuchamt

German Version                                                   Exhibit 10(iii)



Vorgelesen vom  Notarvertreter,
von den  Beteiligten  genehmigt
und eigenhandig unterschrieben.

[Signatures and notary seal]

German Version                                                   Exhibit 10(iii)


Die vorstehende Abschrift ist ein Auszug aus der mir vorliegenden Urschrift meiner Urkunde. Sie stimmt mit der Urschrift uberein, enthalt jedoch nicht die Auflassungs-vormerkung, in Abschnitt 15. Bestimmungen zu anderen Gegenstanden sind in diesem Abschnitt nicht enthalten.

Munchen, den 10. September 1997

                                Dr. Roman Forthauser, Notarassessor, amtl. best. Vertreter des Notars Dr. Michael Bohrer

German Version                                                   Exhibit 10(iii)


                              B e s t a t i g u n g
                              ---------------------

Ich bestatige, dafl Herr Gerd Behres, Karl-Bohm-Str. 2, 85598 Baldham, als Geschaftsfuhrer der

                                    TES-GmbH
                         Hard- und Sof tware-Entsorgung,
                        Umweltberatung, Vermogensanlagen
                               Vermogensverwaltung
                            mit dem Sitz in Baldham,

am 29. August 1997 zu URNr. 2 - 2776/ 1997 einen Gewerbemietvertrag mit Ankaufs-option unterzeichnet hat.

Betroffen ist das Grundstuck der Gemarkung: Landsberg a. Lech, Flst. Nr. 2925/161, vorgetragen im Grundbuch des .Amtsgerichts Landsberg a. Lech von

Landsberg a. Lech Band 170 Blatt.8614.

Munchen, den 01. September 1997



[signed]

(Dr. Roman Forthauser)
amtl.best. Vertreter des
Notars Dr. Michael Bohrer